UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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State Street Navigator Securities Lending Trust
(Name of Registrant as Specified in Its Charter)

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State Street Navigator Securities Lending Trust

State Street Financial Center
One Lincoln Street Boston, Massachusetts 02111-2900
1-800-997-7327

June 24, 2016

Dear Shareholder,

You are cordially invited to attend a special meeting of the shareholders of State Street Navigator Securities Lending Trust to be held at 9:00 a.m., local time, on July 26, 2016 at State Street Financial Center, One Lincoln St., Boston, Massachusetts 02111-2900. You are being asked to vote on a proposal related to your fund(s), which is described in the accompanying proxy statement, which you should read carefully.

All shareholders are being asked to vote for the election of trustees.  Election of all of the nominees is expected to have the effect of ultimately aligning the membership of the boards of trustees of many of the mutual funds managed by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), and to simplify and standardize the governance system of certain of the funds managed by SSGA FM. For the reasons discussed in the enclosed materials, the Board of Trustees of your fund(s) unanimously recommends that you vote “FOR” the election of each nominee.

All shareholders are cordially invited to attend the special meeting in person.  You can access proxy materials and vote at www.2voteproxy.com/navigator. Details regarding the matters to be acted upon at this special meeting are described in the Proxy Statement. Formal notice of the special meeting appears after this letter, followed by the Proxy Statement.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions in the Proxy Statement and at www.2voteproxy.com/navigator, or you may vote by signing, voting and returning your proxy ballot in the envelope provided. Your prompt vote via Internet, telephone or execution and return of the enclosed proxy card is requested.

If you attend the special meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Please review the instructions for each voting option described in the Proxy Statement. Your prompt cooperation will be greatly appreciated.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,
Ellen Needham
President, State Street Navigator Securities Lending Trust

Important Information to Help You Understand and Provide Voting Instructions on the Proposal

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement. Please read the full text of the proxy statement. Your voting instructions are important.

Why am I receiving this proxy statement?

You are receiving these proxy materials -- which include the proxy statement and your proxy card -- because you have the right to vote on an important proposal concerning State Street Navigator Securities Lending Trust (“State Street Navigator Securities Lending Trust” or the “Trust”) and its series, State Street Navigator Securities Lending Prime Portfolio, State Street Navigator Securities Lending Prime Portfolio II, State Street Navigator Securities Lending TIAA-CREF Short Term Lending Portfolio and State Street Navigator Securities Lending MET Portfolio (each a “Fund” and together the “Funds”). The proposal is described below.

What proposal am I being asked to vote on?

All shareholders will be asked to provide voting instructions to elect a Board of Trustees.

How does the Board recommend that I vote?

The Board unanimously recommends that shareholders vote “FOR” the election of each nominee.

How do I provide voting instructions?

By telephone: Call the toll-free number printed on your proxy card(s) and following the recorded instructions.

On-line: Visit www.2voteproxy.com/navigator and following the on-line instructions.

By mail: Complete and sign the enclosed proxy card(s) and mail it (them) in the enclosed postage-paid return envelope.

___________________________________________

The Board of Trustees and management of the Funds believe that the Proposal is in the best interests of the Funds.

What are shareholders being asked to do?

You are being asked to elect a Board of Trustees of your Trust which includes the Trustees of your Fund and certain of the current Trustees of other funds sponsored by the Adviser. As described below, three of the four current Trustees of your Trust expect to continue serving for a one-year period after they are elected, after which they expect to resign. As a result, the election of the nominees is expected to have the effect of ultimately aligning the membership of the boards of trustees of many of the mutual funds managed by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), and to simplify and standardize the governance system of certain of the funds managed by SSGA FM.

Why does my Fund’s Board recommend this proposal?

Election of the nominees is an important step towards a consolidated board structure, which is expected to benefit each Fund in the Trust, the other mutual funds in the SSGA FM fund complex (together with the Trust, the “SSGA FM Trusts”) and SSGA FM. Moving toward a single board is expected to simplify and standardize the governance system of the Funds and the other funds in the SSGA FM Trusts and promote greater Trustee visibility into the full range of services and capabilities offered by SSGA FM and into other factors affecting the management of the Funds by SSGA FM. The decision-making function across all of the funds in the SSGA FM Trusts will become more streamlined and consistent.  The consolidation of the boards should enhance the efficiency of management’s operations, by allowing management to focus its efforts and limiting the number of separate meetings that management must prepare for and conduct.  This increased efficiency has the potential over time to result in expense savings to the Funds and SSGA FM. Each Fund should also benefit from increased diversity of background and experience among the members of the Board.

Will a majority of the Trustees be independent of SSGA FM?

Yes, if all of the nominees are elected, eleven (11) of the thirteen (13) Trustees of your Fund(s) would be independent of SSGA FM.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

State Street Navigator Securities Lending Trust
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327

Scheduled for July 26, 2016

To the Shareholders:

NOTICE IS HEREBY GIVEN of a special meeting (the “Special Meeting”) of the shareholders of State Street Navigator Securities Lending Trust (“State Street Navigator Securities Lending Trust” or the “Trust”), which includes the shareholders of the different active portfolio series of the Trust, currently designated as: State Street Navigator Securities Lending Prime Portfolio, State Street Navigator Securities Lending Prime Portfolio II, State Street Navigator Securities Lending TIAA-CREF Short Term Lending Portfolio and State Street Navigator Securities Lending MET Portfolio (each a “Fund” and together the “Funds”), to be held at 9:00 a.m., local time, on July 26, 2016 at State Street Financial Center, One Lincoln St., Boston, Massachusetts 02111.

As described in the Proxy Statement, the Special Meeting has been called to vote on the following proposal (the “Proposal”):

1.	To elect the following as Trustees of the Trust: Michael Jessee, George J. Sullivan, Jr., Peter Tufano, Michael F. Holland, Patrick J. Riley, William L. Boyan, William L. Marshall, Richard D. Shirk, Rina K. Spence, Bruce D. Taber, Douglas T. Williams, Nicholas Bonn and James E. Ross (To be voted upon by the shareholders of the Trust as a whole).

The Board unanimously recommends that you vote “FOR” the election of each nominee.

Shareholders of record as of the close of business on June 14, 2016, are entitled to notice of, and to vote or provide voting instructions at, the Special Meeting, and are also entitled to vote, or provide voting instructions, at any adjournments or postponements thereof.

Please read the Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting. Regardless of whether you plan to attend the Special Meeting, we urge you to vote via the Internet at www.2voteproxy.com/navigator or by telephone by following the instructions in the Proxy Statement and which instructions are also provided on that website, or by signing, voting and returning your proxy ballot in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in the Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust or by voting in person at the Special Meeting.

By Order of the Board of Trustees,

Kristin Schantz

Secretary, State Street Navigator Securities Lending Trust

PROXY STATEMENT

June 24, 2016

State Street Navigator Securities Lending Trust
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327

Special Meeting of Shareholders
of State Street Navigator Securities Lending Trust
Scheduled for July 26, 2016

STATE STREET NAVIGATOR SECURITIES LENDING TRUST
PROXY STATEMENT

June 24, 2016

TABLE OF CONTENTS

Introduction	3
Proposal: Election of Trustees	5
General Information	19
Appendix A	A-1
Appendix B	B-1
Appendix C	C-1

INTRODUCTION

State Street Navigator Securities Lending Trust (“State Street Navigator Securities Lending Trust” or the “Trust”) operates as a “series” investment company that issues shares representing interests in different active portfolio series, currently designated as: State Street Navigator Securities Lending Prime Portfolio, State Street Navigator Securities Lending Prime Portfolio II, State Street Navigator Securities Lending TIAA-CREF Short Term Lending Portfolio and State Street Navigator Securities Lending MET Portfolio (each a “Fund” and together the “Funds”).

Why is the Special Meeting being held?

A special meeting (the “Special Meeting”) of shareholders of the Trust will be held at 9:00 a.m., local time, on July 26, 2016 at State Street Financial Center, One Lincoln St., Boston, Massachusetts 02111-2900 for the following purpose (the “Proposal”). This proxy statement and the accompanying notice and proxy ballot are first being mailed to shareholders on or about June 24, 2016.

Proposal	Affected Funds
Proposal 1.  To elect the following as Trustees of the Trust: Michael Jessee, George J. Sullivan, Jr., Peter Tufano, Michael F. Holland, Patrick J. Riley, William L. Boyan, William L. Marshall, Richard D. Shirk, Rina K. Spence, Bruce D. Taber, Douglas T. Williams, Nicholas Bonn and James E. Ross
All Funds

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”) which provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is asking for my vote?

The Board of Trustees (“Board” or “Board of Trustees”) of the Trust is soliciting your vote for a Special Meeting of shareholders of the Trust.

Who is eligible to vote?

Shareholders holding an investment in shares of any of the Funds as of the close of business on June 14, 2016 (“Record Date”) are eligible to vote on the Proposal. Each share of the Funds is entitled to one vote and fractional shares are counted as a fractional vote.

How do I vote?

Shareholders may vote via Internet voting, through telephone touch-tone voting, by signing and returning a proxy ballot, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined in the Proxy Statement. These options require shareholders to input a control number, which is located on your proxy ballot. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may submit the proxy ballot by mail or attend the Special Meeting in person. Joint owners must each sign the proxy ballot.

Should shareholders require additional information regarding the Special Meeting, they may contact the Proxy Solicitor toll-free at 1-855-520-7712. (See “General Information” for more information on the Proxy Solicitor.)

What vote is required?

The Proposal, the election of Trustees, requires a vote by shareholders of the Trust, including each Fund thereof, voting collectively as a single class on the election of each Nominee. The election of each Nominee must be approved by the affirmative vote of a plurality of the shares voting at the Special Meeting at which a quorum is present.

How does the Board recommend that I vote?

The Board unanimously recommends that shareholders vote “FOR” the election of each nominee.

When and where will the Special Meeting be held?

The Special Meeting is scheduled for 9:00 a.m., local time, on July 26, 2016 at State Street Financial Center, One Lincoln St., Boston, Massachusetts 02111-2900, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-647-7327.

How can I obtain more information about the Trust and the Funds?

Should you have any questions about the Trust or the Funds, please do not hesitate to contact Shareholder Services toll free at 1-800-647-7327.

Important notice regarding availability of proxy materials for the Special Meeting to be held on July 26, 2016.

The Proxy Statement is available on the Internet at www.2voteproxy.com/navigator. Additional information about each Fund is available in its Registration Statement, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Registration Statement, Annual and unaudited Semi-Annual Reports of each Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327.

PROPOSAL: ELECTION OF TRUSTEES

This Proposal applies to all Funds.

We are asking shareholders of the Trust to elect thirteen (13) individuals (the “Nominees”) as members of the Board of Trustees of the Trust. Four of the Nominees are current Trustees of the Trust and nine of the Nominees, who are current Trustees of three other trusts in the SSGA FM fund complex, State Street Institutional Investment Trust, State Street Master Funds and SSGA Funds (each an “SSGA FM Trust” and, together with the Trust the “SSGA FM Trusts”), would be new Trustees of the Trust.

This Proposal is part of an effort to consolidate the membership of a number of the boards of trustees with oversight responsibility for the SSGA FM Trusts. The Proposal is an important step toward the majority of the non-exchange traded investment companies in the SSGA FM fund complex being governed by boards comprised of the same individuals (the “Consolidated Board”).

The Consolidated Board is expected to benefit each Fund in the Trust, the SSGA FM Trusts and SSGA FM. A single board is expected to simplify and standardize the governance system of the Funds and the other funds in the SSGA FM Trusts and promote greater Trustee visibility into the full range of services and capabilities offered by SSGA FM and into other factors affecting the management of the Funds by SSGA FM. The decision-making function across all of the funds in the SSGA FM Trusts will become more streamlined and consistent.  The consolidation of the boards should enhance the efficiency of management’s operations, by allowing management to focus its efforts and limiting the number of separate meetings that management must prepare for and conduct.  This increased efficiency has the potential over time to result in expense savings to the Funds and SSGA FM. Each Fund should also benefit from increased diversity of background and experience among the members of the Board.

The members of the Board also considered the benefit to the Funds of calling a meeting of shareholders to elect the Nominees at this time. In that regard, the Board noted that SSGA FM has agreed to pay all costs associated with holding this shareholder meeting, including the costs associated with taking action on this Proposal.

Prior to taking action to nominate each of the Nominees, the Governance Committee of the Board reviewed the qualifications, experience and background of each of the Nominees. Some of the factors considered by the Governance Committee included the following, among others: (1) the Nominee’s knowledge in matters relating to the mutual fund industry; (2) any experience possessed by the Nominee as a director or senior officer of other companies; (3) the Nominee’s educational background, reputation for high ethical standards, and professional integrity; (4) any specific financial, technical, or other expertise possessed by the Nominee and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies, and qualifications; (5) the Nominee’s perceived ability to contribute to the ongoing functions of the Board, including the Nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; and (6) the Nominee’s ability to qualify as an independent trustee for purposes of the 1940 Act.

Based upon all of the foregoing considerations, the Governance Committee recommended each of the Nominees to the Board as a candidate for election as a Trustee. At a meeting of the Board held on June 1, 2016, after discussion and further consideration of these matters, the Board voted unanimously to nominate each of the Nominees for election by shareholders. Each Nominee has consented to be named in the Proxy Statement and to serve as a Trustee if elected.

Who are the Nominees to the Board?

The Board of Trustees has nominated thirteen (13) Nominees for election as Trustees of the Trust. Shareholders are being asked to elect the Nominees as Trustees.

The Nominees are Michael Jessee, George J. Sullivan, Jr., Peter Tufano and Nicholas Bonn, each of whom is a current member of the Board, and Michael F. Holland, Patrick J. Riley, William L. Boyan, William L. Marshall, Richard D. Shirk, Rina K. Spence, Bruce D. Taber, Douglas T. Williams and James E. Ross, each of whom is not a current member of the Board.  Each of Michael Jesse, George J. Sullivan, Jr., Peter Tufano, William L. Marshall, Patrick J. Riley, Richard D. Shirk, Bruce D. Taber, Michael F. Holland, William L. Boyan, Rina K. Spence and Douglas T. Williams is not an “interested person” of the Trust, as defined in the 1940 Act (such individuals are commonly referred to as “Independent Trustees”).  Nicholas Bonn and James E. Ross are “interested persons” of the Trust, as defined in the 1940 Act, because of their affiliations with State Street Global Advisors, the investment management division of State Street Corporation.

If elected, each Nominee will serve as a Trustee for the lifetime of the Trust or until his death, resignation, retirement or removal except that Messrs. Bonn, Sullivan and Tufano expect to resign within one year. While the Board may, in its discretion and subject to the 1940 Act, select another person to fill a vacant position created by death, resignation, retirement or removal, it is not expected that the Board will fill any of the vacancies created by their resignations. Mr. Jessee, who is expected to serve as a Trustee of the Trust indefinitely, will provide continuity of experience between the current and proposed Boards.

What are the qualifications of the Nominees?

Set forth below are the name, year of birth, business experience during the past five years and other directorships of each of the Nominees and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the activities of the Trust, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Nominees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Nominee’s ability to perform his or her duties effectively has been attained through the Nominee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. In considering the nomination of Messrs. Bonn and Ross, the Board also considered the desirable composition of the Board and determined that it is appropriate and of benefit to shareholders to have a representative of senior management of the Funds serve as a member of the Board.

Following is a summary of the experience, attributes and skills that may be seen to qualify each Nominee to serve on the Board.

Nicholas Bonn: Mr. Bonn is an experienced business executive with more than 36 years of experience in the investment banking industry.  He is President, Chief Executive Officer, and Chairman of the Board of State Street Global Markets, LLC, State Street’s U.S. broker/dealer subsidiary, and global head of State Street’s Portfolio Solutions business. Mr. Bonn previously served as head of the Securities Finance Division of State Street from 2010 – 2013 and as global head of sales for State Street Global Markets and Securities Finance. He served as a member of State Street’s Sales Council from 2008 through 2010 and was responsible for strategy and governance for enterprise-wide sales, relationship management and client initiatives. Mr. Bonn is a former director of the Boston Stock Exchange and a member of the Institutional Brokerage Committee of the Securities Industry and Financial Markets Association.

Michael Jessee: Mr. Jessee is an experienced business executive with approximately 39 years of experience in the banking industry. He previously served as President and Chief Executive Officer of the Federal Home Loan Bank of Boston as well as various senior executive positions of major banks. Mr. Jessee has served on the Trust’s Board of Trustees and related Committees for 20 years and possesses significant experience regarding the Trust’s operations and history.

George J. Sullivan, Jr.: Mr. Sullivan is an experienced business executive with more than 42 years of experience as a certified public accountant and financial consultant. His experience includes Board experience with other investment companies, knowledge of public company accounting and auditing and the financial services industry as well as experience he gained as an officer of a large financial services firm in its operations department. He has served on the Trust’s Board of Trustees and related Committees for 20 years and possesses significant experience regarding the Trust’s operations and history.

Peter Tufano: Mr. Tufano is the dean of the University of Oxford’s Said Business School. Previously, he was the Sylvan C. Coleman Professor of Financial Management at the Harvard Business School; served as the school’s Senior Associate Dean for Planning and University Affairs; and served as the Director of Faculty Development and as Head of the Finance Unit at Harvard Business School. He possesses Board experience with other investment companies, has served on the Trust’s Board of Trustees and related Committees for 20 years and possesses significant experience regarding the Trust’s operations and history.

Michael F. Holland: Mr. Holland is an experienced business executive with over 45 years of experience in the financial services industry including 20 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees and related Committees of State Street Institutional Investment Trust and State Street Master Funds for 16 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

William L. Boyan: Mr. Boyan is an experienced business executive with over 43 years of experience in the insurance industry; his experience includes prior service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 16 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

Rina K. Spence: Ms. Spence is an experienced business executive with over 35 years of experience in the health care industry; her experience includes service as a trustee, director or officer of various investment companies, charities and utility companies and chief executive positions for various health care companies. She has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 16 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

Douglas T. Williams: Mr. Williams is an experienced business executive with over 42 years of experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 16 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

James E. Ross: Mr. Ross is an experienced business executive with over 26 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees of the State Street Institutional Investment Trust and the State Street Master Funds for 8 years and as President of the trusts for 9 years and possesses significant experience regarding the trusts’ operations and history. Mr. Ross is also a senior executive officer of State Street Global Advisors.

William L. Marshall: Mr. Marshall is an experienced business executive with over 46 years of experience in the financial services industry; his experience includes service as an advisor trustee or officer of various investment companies and charities. He has served on the Board of Trustees and related Committees of SSGA Funds for 27 years and possesses significant experience regarding the operations and history of the trust.

Patrick J. Riley: Mr. Riley is an experienced business executive with over 40 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related Committees of SSGA Funds for 27 years and possesses significant experience regarding the operations and history of the trust.

Richard D. Shirk: Mr. Shirk is an experienced business executive with over 47 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of Trustees and related Committees of SSGA Funds for 27 years and possesses significant experience regarding the operations and history of the trust.

Bruce D. Taber: Mr. Taber is an experienced business executive with over 42 years of experience in the power generation, technology and engineering industries; his experience includes service as a trustee or director of various investment companies. He has served on the Board of Trustees and related Committees of SSGA Funds for 24 years and possesses significant experience regarding the operations and history of the trust.

References to the experience, attributes and skills of Nominees above are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The business address of each Nominee is One Lincoln Street, Boston, Massachusetts 02111-2900.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee (4)	Other Directorships Held by Trustee During Past 5 Years
Nominees who are not “interested persons” of the Trust
Incumbent Trustees of the Trust
Michael Jessee 1946	Trustee and Chairman of the Board	Trustee of the Trust since 1996	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009).	7	Trustee, Randolph-Macon College (2004 – present).
George J. Sullivan, Jr. 1942	Trustee	Trustee of the Trust since 1996	Retired since January 2011; previously, President, Newfound Consultants Inc., a financial consulting firm (1997 – January 2011).	7
Trustee, director of various registered investment companies with multiple portfolios, advised and /or administered by SEI Corporation; Member of the Board of Governors of the Independent Directors Council; Member of the Independent Review Committee for SEI’s Canadian-registered mutual funds. (5)

Peter Tufano 1957	Trustee	Trustee of the Trust since 1996	Dean, University of Oxford’s Said Business School (2011– present); Sylvan C. Coleman Senior Associate Dean and Professor of Financial Management at Harvard Business School (1989 – 2011).	7	Trustee, GMO Funds.
New Nominees for the Trust; All are Incumbent Trustees of Other Funds of the SSGA FM Trusts
William L. Marshall 1942	New Independent Nominee of State Street Navigator Securities Lending Trust	Initial election for State Street Navigator Securities Lending Trust. Trustee of SSGA Funds since 1988 and of State Street Institutional Investment Funds/State Street Master Funds since 2014	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; 2015 to present, Board member, The Doylestown Health Foundation Board.	82	Director, Marshall Financial Group, Inc.

Patrick J. Riley 1948	New Independent Nominee of State Street Navigator Securities Lending Trust	Initial election for State Street Navigator Securities Lending Trust. Trustee of SSGA Funds since 1988 and of State Street Institutional Investment Funds/State Street Master Funds since 2014	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC	82	Board Director and Chairman, SPDR Europe 1PLC Board (2011-Present); Board Director and Chairman, SPDR Europe II, PLC (2013- Present).
Richard D. Shirk 1945	New Independent Nominee of State Street Navigator Securities Lending Trust	Initial election for State Street Navigator Securities Lending Trust. Trustee of SSGA Funds since 1988 and of State Street Institutional Investment Funds/State Street Master Funds since 2014
March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.
				82
Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012-Present), Chairman, (January 2014 – present).

Bruce D. Taber 1943	New Independent Nominee of State Street Navigator Securities Lending Trust	Initial election for State Street Navigator Securities Lending Trust. Trustee of SSGA Funds since 1991 and of State Street Institutional Investment Funds/State Street Master Funds since 2014	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	82	None.
Michael F. Holland 1944	New Independent Nominee of State Street Navigator Securities Lending Trust	Initial Election for State Street Navigator Securities Lending Trust. Trustee of State Street Institutional Investment Funds/State Street Master Funds since 1999 and SSGA Funds since 2014	Chairman, Holland & Company L.L.C. (investment adviser) (1995- present).	82	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.
William L. Boyan 1937	New Independent Nominee of State Street Navigator Securities Lending Trust	Initial Election for State Street Navigator Securities Lending Trust. Trustee of State Street Institutional Investment Funds/State Street Master Funds since 1999 and SSGA Funds since 2014	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	82	Former Trustee of Old Mutual South Africa Master Trust
Rina K. Spence 1948	New Independent Nominee of State Street Navigator Securities Lending Trust	Initial Election for State Street Navigator Securities Lending Trust. Trustee of State Street Institutional Investment Funds/State Street Master Funds since 1999 and SSGA Funds since 2014	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009); Honorary Consul for Monaco in Boston (2015 – present).	82	None.

Douglas T. Williams 1940	New Independent Nominee of State Street Navigator Securities Lending Trust	Initial Election for State Street Navigator Securities Lending Trust. Trustee of State Street Institutional Investment Funds/State Street Master Funds since 1999 and SSGA Funds since 2014	President, Oakmont Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 -1999); President, Boston Stock Exchange Depository Trust Company, 1981-1982; Treasurer, Nantucket Educational Trust, (2002-2007).	82	None.
Nominees who are “interested persons” of the Trust
Incumbent Nominee of the Trust
Nicholas Bonn (3) 1961	Trustee	Trustee of the Trust since 2012	Head of the Securities Finance division of State Street (2010 – 2013); Head of Portfolio Solutions for State Street Global Markets (1992 – 2008) and (2012 – present); Global head of sales for State Street Global Markets and Securities Finance (2009 – 2010); Head of Sales for State Street’s combined trading and lending businesses (2009 – 2010); Managing Director of State Street’s equity trading and transition management business (1992 – 2008).	7
President, Chief Executive Officer and Chairman of the Board of State Street Global Markets, LLC (2003-present); Board Member of Northeastern University’s College of Business (2003-present); Board Member of the Securities Industry and Financial Markets Association (SIFMA) Institutional Brokerage Committee (2011-present); Board Member of ABA Securities Association (ABASA) (2014-present); Board Member of Elkins McSherry, LLC (2001-present); Board Member of State Street Global Markets International Ltd (2003-2014); Board Member of State Street New Hampshire (2011- 2013).

New Nominee for the Trust; Nominee is an Incumbent Trustee of Other Funds of the SSGA FM Trusts
James E. Ross (3) 1965	New Interested Nominee of State Street Navigator Securities Lending Trust	Initial Election for State Street Navigator Securities Lending Trust. Trustee of State Street Institutional Investment Funds/State Street Master Funds since 2007 and SSGA Funds since 2014	Chairman and Director, SSGA Funds Management, Inc. (2012 – present); President, SSGA Funds Management, Inc. (2005 – 2012); Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	313	Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSGA Active ETF Trust; and Trustee, SSGA Master Trust.

(1)	Each Trustee serves for the lifetime of the Trust or until his death, resignation, retirement or removal.

(2)
The information reported includes the principal occupation during the last five years for each Nominee and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee.

(3)	Messrs. Bonn and Ross are Interested Trustees because of their employment by State Street Global Markets, LLC and SSGA Funds Management, Inc., respectively, each an affiliate of the Trust.
(4)	The number of portfolios in the fund complex to be overseen by the nominee assumes election of each nominee to the Board of each SSGA FM Trust.
(5)	SSGA FM serves as sub-adviser to various funds advised by SEI Corporation.

What are the Board’s responsibilities?

The Board of Trustees is responsible for overseeing generally the operation of the Funds. SSGA FM serves as the Trust’s investment adviser and administrator and State Street Bank and Trust Company (“State Street”) serves as the Trust’s custodian, transfer agent and sub-administrator.

SSGA FM’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street’s mailing address is 100 Huntington Avenue, Tower 2, 3rd Floor, Boston, MA 02116.

How is the Board structured?

The Board generally selects different individuals as Chairman of the Board and Audit Committee of the Trust and as President of the Trust. Currently, Mr. Jessee, an Independent Trustee of the Trust, serves as Chairman of the Board, Mr. Sullivan, an Independent Trustee of the Trust, serves as Chairman of the Audit Committee and Mr. Tufano, an Independent Trustee of the Trust, serves as Chairman of each of the Governance Committee and the Valuation Committee. Ms. Needham, President and Director of SSGA FM, serves as President of the Trust. The Board believes that this leadership structure is appropriate, since Ms. Needham provides insight regarding the Trust’s day-to-day management, while Messrs. Jessee, Sullivan and Tufano provide an independent perspective on the Trust’s overall operation.

During the fiscal year ended December 31, 2015, the Board held four regular meetings and one special telephonic meeting.

How does the Board Oversee Risk Management on behalf of the Funds?

The Board has delegated management of the Trust to service providers who are responsible for the day-to-day management of risks applicable to the Trust. The Board oversees risk management for the Trust in several ways. The Board receives regular reports from the chief compliance officer, administrator and sub-administrator for the Trust, detailing the results of the Trust’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Funds, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues respecting the Trust with the Board, including potential risks to the Funds. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Trust. The Trustees also meet in executive session with Independent Trustees’ counsel and Special Counsel, the independent registered public accounting firm which audits the Trust, counsel to the Trust, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Trust, which are effected on a day-to-day basis by service providers to the Trust.

What are the Board’s committees?

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of importance to the Independent Trustees, the Trust, and the Funds’ shareholders and to facilitate compliance with legal and regulatory requirements.  Currently, the Board has an Audit Committee, a Governance Committee, and a Valuation Committee.

Audit Committee. The Audit Committee is composed of all the Independent Trustees.  The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees.  The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process.  The Audit Committee is also responsible for selecting and retaining the independent registered public accounting firm for the Trust.  The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent registered public accounting firm, including non-audit services performed.  The Audit Committee reviews the qualifications of the independent registered public accounting firm’s key personnel involved in the foregoing activities and monitors the independent registered public accounting firm’s independence.  During the fiscal year ended December 31, 2015, the Audit Committee held two meetings.

Governance Committee. The Governance Committee consists of all of the Independent Trustees.  A copy of the Governance Committee Charter is attached hereto as Appendix A.  The Governance Committee members confer periodically and hold meetings as required.  The Governance Committee is responsible for nominating for election as Trustees all Trustee candidates.  The Governance Committee will consider nominees to the Board of Trustees recommended by shareholders.  Recommendations should be submitted to the Governance Committee in care of the Secretary of the Trust.  Neither the Governance Committee nor the Independent Trustees as a group will consider those candidates on a preferential basis as opposed to other possible candidates.  A potential nominee must have a college degree or equivalent business experience.  The Governance Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to):  (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) ability, judgment and expertise and (vi) overall diversity of the Board’s composition. The Governance Committee is also responsible for making nominations for membership on the Board’s Audit, Governance, Valuation and other committees that exist from time to time and reviews assignments to all standing committees at least annually.  The Governance Committee reviews as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.  The Governance Committee also:  reviews Board governance procedures; reviews the composition of the Board to determine whether it is then appropriate to add individuals with backgrounds or skill sets that may be complimentary or supplemental to those already on the Board; reviews the compensation of Independent Trustees for their service on the Board and its committees and recommends to the Board any appropriate changes to the level or form of such compensation; monitors the performance of Independent Counsel; receives reports of covered persons and of the Trust’s Chief Legal Officer under the Trust’s Sarbanes-Oxley Code of Ethics, considers and recommends to the Board what action to take in the event of a violation of such Code, and consider requests for, and when warranted grants, waivers under such Code.  During the fiscal year ended December 31, 2015, the Governance Committee held two meetings.

If the Nominees are elected, the Consolidated Board will consider adopting a new committee structure to standardize the committees across the SSGA FM Trusts. The new committee structure would allow the Board to better allocate areas of responsibility among committees of Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the Funds by the Board. The elected Trustees would determine any new committee structure, which could include the following committees: an audit committee, a valuation committee, a governance committee and a qualified legal and compliance committee.

Valuation Committee.   The Valuation Committee consists of all of the Independent Trustees.  The Valuation Committee members confer periodically and hold meetings as required and whenever the Chairperson of the Valuation Committee or a majority of the members of the Valuation Committee believe that it is necessary or appropriate for the Valuation Committee to meet.  The Valuation Committee has the authority to consider and approve any of the following actions between meetings of the Board: any material change to the Shadow Pricing Procedures; the use of any valuation obtained from a pricing service that has not been previously approved by the Board; the use of any valuation methodology that has not been previously approved by the Board; the use of any “ad hoc” fair value determination that has not been previously approved by the Board; and any action that the members of the Valuation Committee consider to be appropriate to assure the accuracy of any market price used in determining a Fund’s shadow price. The Valuation Committee did not meet during the fiscal year ended December 31, 2015.

Ownership of Fund Shares.

The table below sets forth the dollar value of all shares of each Fund and of all funds within the family of investment companies held directly or indirectly by each Trustee or Nominee as of May 31, 2016.

Trustee/Nominee	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
Nominees who are not “interested persons” of the Trust:
Michael Jessee	None	None
George J. Sullivan, Jr.	None	None
Peter Tufano	None	None
William L. Marshall	None	Over $100,000
Patrick J. Riley	None	Over $100,000
Richard D. Shirk	None	Over $100,000
Bruce D. Taber	None	Over $100,000
Michael F. Holland	None	None
William L. Boyan	None	None
Rina K. Spence	None	None
Douglas T. Williams	None	None
Nominees who are “interested persons” of the Trust:
Nicholas Bonn	None	None
James E. Ross	None	$10,001 - $50,000

Independent Public Accountants.

The accounting firm of PricewaterhouseCoopers LLP (“PWC”) currently serves as the registered independent public accountant (the “Independent Auditor”) for the Funds. The Board has selected PWC as the Independent Auditor to audit the financial statements of the Funds for the fiscal year ending December 31, 2016.

Representatives of PWC are not expected to be represented at the Special Meeting, but a representative of PWC is expected to be available via telephone during the Special Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees. For fiscal 2015, the aggregate fees billed by PWC for audit of the Funds’ financial statements and review of the semi-annual financial statements totaled $144,126. Those fees for fiscal 2014 were $141,300.

Audit-Related Fees. For fiscal 2015, the aggregate fees billed by PWC for assurance and related services that are reasonably related to the performance of the audit and review of the Funds’ financial statements and are not reported under “Audit Fees” totaled $0. Those fees for fiscal 2014 were $0. These fees, for both years, were assessed for examinations of securities pursuant to Rule 17f-2 under the 1940 Act.

Tax Fees. For fiscal 2015, the aggregate fees billed by PWC for its professional services related to tax compliance, tax advice and tax planning totaled $21,240. For fiscal 2014, those fees were $21,000.

All Other Fees. PWC did not bill the Funds for any products or services except as noted above, in fiscal 2015 or 2014.

The aggregate non-audit fees billed by PWC for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended December 31, 2015 and December 31, 2014 were $0 and $0, respectively.

All of the services described above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Funds by PWC; and (ii) all permissible non-audit services related to the Funds provided by PWC to the Adviser or any affiliate thereof that provides ongoing services to the Funds (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PWC which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee has delegated this general pre-approval authority to the Chairman and alternate Chairman of the Audit Committee. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.

The Audit Committee of the Board will periodically consider whether PWC’s  receipt of non-audit fees from the Funds, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Funds is compatible with maintaining the independence of PWC.

Remuneration of Trustees.

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an Officer or Trustee of the Trust. During the period July 1, 2014 through June 30, 2015, the Trust paid each Independent Trustee an annual retainer of $120,000 per year. Effective July 1, 2015, the Trust pays each Independent Trustee an annual retainer of $140,000 per year. The Chairman of the Board receives an additional annual fee of $20,000 and the Chairs of each of the Audit Committee and Governance Committee receive an additional annual fee of $10,000 and $7,500, respectively. Effective October 1, 2015, the Chairman of the Valuation Committee receives an additional annual fee of $7,500 per year. Each Independent Trustee also receives reimbursement for travel and out-of-pocket expenses, if any. For purposes of computing Independent Trustee compensation, an “in-person meeting” refers to a meeting to which all attendees are invited to assemble at a specific physical location. An Independent Trustee is considered to have attended an “in-person meeting” if he attends the meeting with the assistance of an audio/visual system that permits (a) the Independent Trustee to see and hear all of the other attendees at the meeting and (b) all such other attendees to see and hear the Independent Trustee. Independent Trustee fees are allocated among each respective series of the Trust in such a manner as deemed equitable. Independent Trustee fees are allocated as follows: one-half is allocated taking into consideration the relative net assets of each series and one-half is apportioned to each series in equal amounts. As of the date of this Proxy Statement, the Trustees were not paid pension or retirement benefits as part of the Trust’s expenses.

The Trust held four regular Board meetings and one Special Telephonic Meeting of the Board of Trustees during the fiscal year ended December 31, 2015. The aggregate remuneration paid to the Trustees by the Trust for the fiscal year ended December 31, 2015 was $429,375.

The table below shows the compensation that the Trustees received from the Funds during the fiscal year ended December 31, 2015. The increase in the size of the board to include Trustees who are also trustees of the other SSGA FM Trusts, to the extent not limited by any expense cap in place, may result in an increase in Trustee-related compensation and expenses by an amount that is not expected by management to be substantial.

Independent Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of the Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex Paid to Trustees
Michael Jessee	$150,000	$0	$0	$150,000
George J. Sullivan, Jr.	$140,000	$0	$0	$140,000
Peter Tufano	$139,375	$0	$0	$139,375
Interested Trustee
Nicholas Bonn	$0	$0	$0	$0

Information regarding the Officers.

Below are the names, years of birth, mailing address and business experience during the past five years of the principal officers of the Funds. None of the officers listed below receives compensation from any of the Funds. No changes to the officers of the Trust are being proposed.

Name, Year of Birth and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Ellen M. Needham 1967 SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111	President	Term: Indefinite Elected: 09/12
President and Director, SSGA Funds Management, Inc. (June 2012-present); Chief Operating Officer, SSGA Funds Management, Inc. (May 2010-June 2012); Senior Managing Director, SSGA Funds Management, Inc. (1992-2012)*; Senior Managing Director, State Street Global Advisors (1992-present).*

H. Owen Nichols 1974 State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Vice President	Term: Indefinite Elected: 9/12	Managing Director of the Securities Finance division of State Street (2006 - present).
Elizabeth A. Shea 1964 State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Vice President	Term: Indefinite Elected: 10/15
Managing Director, Corporate Compliance of the Securities Finance division of State Street (2015 – present); Vice President, Corporate Compliance of the Securities Finance division of State Street (2002 – 2015).

Chad C. Hallett 1969 SSGA Funds Management, Inc. One Lincoln Street Boston, MA 02111	Treasurer	Term: Indefinite Elected: 6/15	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001- November 2014).*
Ann M. Carpenter 1966 SSGA Funds Management, Inc. One Lincoln Street Boston, MA 02111-2900	Deputy Treasurer	Term: Indefinite Elected: 3/16	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014- present); Managing Director, State Street Global Advisors (2005 – present).*
Bruce S. Rosenberg 1961 SSGA Funds Management, Inc. One Lincoln Street Boston, MA 02111	Deputy Treasurer	Term: Indefinite Elected: 3/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015)
Sujata Upreti 1974 SSGA Funds Management, Inc. One Lincoln Street Boston, MA 02111	Assistant Treasurer	Term: Indefinite Elected: 3/16
Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015: Vice President, Bank of New York Mellon (July 2102 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 – July 2012).

Daniel Foley 1972 SSGA Funds Management, Inc. One Lincoln Street Boston, MA 02111	Assistant Treasurer	Term: Indefinite Elected: 3/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2014 – present); Principal, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – April 2014).
Kristin Schantz 1979 State Street Bank and Trust Company 100 Huntington Avenue, Tower 2, 3rd Floor, Mailstop CPH0326 Boston, MA 02116	Secretary	Term: Indefinite Elected: 10/15	Vice President and Senior Counsel, State Street Bank and Trust Company (2013- present); Vice President, Citi Fund Services Ohio, Inc. (2008-2013).

Brian Harris 1973 State Street Global Advisors One Lincoln Street Boston, MA 02111	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Term: Indefinite Elected: 10/13
Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2016 – present); Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2013-Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).*

*	Served in various capacities and/or with various affiliated entities during noted time period.

What is the required vote?

Shareholders of the Trust, including each Fund thereof, will vote collectively as a single class on the election of each Nominee. The election of each Nominee must be approved by the affirmative vote of a plurality of the shares voting at the Special Meeting at which a quorum is present. Shareholders who vote “FOR” the Proposal will vote FOR each Nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO WHEN VOTING ON THE INTERNET OR VIA TELEPHONE OR ON THE PROXY BALLOT.

What happens if shareholders do not approve the Nominees?

If shareholders of the Trust do not approve the Nominees, the Funds will continue to be managed under the current Trustees and the Board will determine what action, if any, should be taken.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
EACH OF THE NOMINEES IN THE PROPOSAL

GENERAL INFORMATION

Certain additional information regarding the Trust, the Funds and the Special Meeting is presented below.

Who is asking for my vote?

The Board is soliciting your vote for a Special Meeting of shareholders of the Trust.

Who are the Funds’ investment adviser and administrator?

SSGA FM, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment adviser to each Fund and, as such, directs the management of each Fund’s investment portfolio as well as its business affairs. SSGA FM is a wholly-owned subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors, the investment management arm of State Street Corp.

SSGA FM serves as administrator to the Funds. SSGA FM’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. Sub-administrative services to the Funds are currently provided by State Street Bank and Trust Company (“State Street” or the “Sub-Administrator”). The Sub-Administrator’s mailing address is One Lincoln Street, Boston, MA 02111.

How is my proxy being solicited?

The Trust has retained Boston Financial Data Services (the “Proxy Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $3,000 which will be paid by the Adviser (or an affiliate). As the Special Meeting approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Proxy Solicitor. The Proxy Solicitor will execute proxies provided by shareholders via the Internet, mail or telephonically. Authorization to permit the Proxy Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is provided, the Proxy Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Proxy Solicitor’s representative will explain the process, read the Proposal on the proxy ballot, and ask for the shareholder’s instructions on the Proposal. Although the Proxy Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Proxy Solicitor’s representative will record the shareholder’s instructions on the proxy ballot. Within approximately 72 hours of receiving telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Proxy Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Proxy Solicitor toll-free at 1-855-520-7712. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Ellen Needham, President of State Street Navigator Securities Lending Trust and H. Owen Nichols, Vice President of State Street Navigator Securities Lending Trust, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted a proxy ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements?

Each shareholder of the Trust is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Thirty percent (30%) of the shares entitled to vote shall constitute a quorum. Any lesser number shall be sufficient for adjournments. Shares have no preemptive or subscription rights.

Only shareholders of the Funds at the close of business on June 14, 2016, the Record Date, will be entitled to be present and give voting instructions for the Funds at the Special Meeting with respect to their shares owned as of that Record Date. A prompt response on your part will help to ensure that your interests are represented. To the Trust’s knowledge, as of June 10, 2016 no person owned beneficially more than 5% of the outstanding shares of any Fund’s securities, except as set out in Appendix B to this Proxy Statement. Appendix C sets forth the number of shares of each Fund issued and outstanding as of the Record Date.

Any meeting of shareholders may, by action of the Chair of the meeting, be adjourned from time to time without notice other than announcement at the meeting at which the adjournment is taken with respect to one or more matters to be considered at such meeting to a designated time and place within a reasonable time after the date set for the original meeting, whether or not a quorum is present with respect to such matter. Any question of adjournment submitted to a vote of the shareholders of the Trust requires approval by a majority of the shares voted on the question and, if approved, such adjournment shall take place without further notice other than announcement at the meeting at which the adjournment is taken. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. A shareholder vote may be taken for the Proposal prior to any adjournment if a quorum is present with respect to the Proposal and sufficient votes have been received for approval of the Proposal. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters (i) requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters, and (ii) requiring the affirmative vote of a plurality of the shares cast at the Special Meeting, an abstention or broker non-vote will have no effect on such matter.

Can shareholders submit proposals for consideration in a proxy statement?

The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including with respect to any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

What is “Householding?”

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder of record of any of the Funds, unless the Trust has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-647-7327. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Trust in writing at One Lincoln Street, Boston, Massachusetts 02111-2900 or via telephone at 1-800-997-7327.

Who pays for this proxy solicitation?

The Funds will not pay the expenses in connection with the proxy solicitation, Proxy Statement and Special Meeting. The Adviser (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Your vote is important regardless of the number of shares you own. To assure the presence of a quorum at the Special Meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions in the Proxy Statement and on that website, or you may vote by signing, voting and returning your proxy ballot in the envelope provided. Your prompt vote via Internet, telephone or execution and return of the enclosed proxy card is requested.

Ellen Needham
President, State Street Navigator Securities Lending Trust

Boston, Massachusetts 02111-2900

APPENDIX A

Charter for
THE GOVERNANCE COMMITTEE
Of the Board of Trustees (the Board”)
 Of the SSgA Navigator Trust (the “Trust”)

Composition of Governance Committee and Its Mandate from the Board

The Governance Committee (the “Committee”) shall be composed of all of the Trustees of the Trust (“Trustees”) who are Independent Trustees, that is, those Trustees who are not “interested persons,” as defined in Section 2 (a) (19) of the Investment Company Act of 1940 (the “Act”), of the Trust or of any of its portfolios (a “Fund” or the “Funds”) or of any person providing management, investment advisory, underwriting or administrative services to the Trust or any of the Funds.

The Committee shall assist the Board in fulfilling its responsibilities to the Trust and the shareholders of any of its Funds as requested by the Board from time to time.  In addition, the Committee shall have the responsibilities and duties, and shall fulfill the functions, described below, all of which were delegated to it by the Board upon the approval of this charter.

Nominations of Trustees

•	Independent Trustee Nominations. The Committee shall have exclusive responsibility for identifying, considering and interviewing, and making recommendations to the Board regarding nominations for additional or successor Independent Trustees on the Board. The Committee shall evaluate candidates’ qualifications for Independent Trustee, beginning with consideration of their independence from the manager, adviser, underwriter or administrator for the Trust or any of the Funds and other principal service providers. The Committee shall also consider the effect of any relationships beyond those delineated in the Act that might impair independence, such as business, financial, or family relationships with managers or service providers. Persons recommended to the Board must be independent in terms of both the letter and the spirit of the Act and in terms of other generally recognized concepts of independence that the Committee or the Board determines to be relevant.

•	Other Trustee Nominations. The Committee shall consider, interview and make a recommendation to the Board on any proposed nomination for Trustee of any person who has been identified or recommended for Board membership by SSgA Fund Management, Inc. or its successor (the “Manager”) or by any person controlling or under common control with the Manager.

Other Committee Functions

•	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the Board.

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•	The Committee shall periodically review the composition of the Board to determine whether it is then appropriate to add individuals with backgrounds or skill sets that may be complimentary or supplemental to those already on the Board.

•	The Committee shall periodically review the compensation of Independent Trustees for their service on the Board and its committees and shall recommend to the Board any appropriate changes to the level or form of such compensation.

•	The Committee shall monitor the performance of Independent Counsel, as defined in Rule 0-1 under the Investment Company Act of 1940, and shall be responsible for the supervision of Independent Counsel.

•	The Committee shall receive reports of Covered Persons and of the Trust’s Chief Legal Officer under the Trust’s Sarbanes-Oxley Code of Ethics, consider and recommend to the Board what action to take in the event of a violation of such Code, and consider requests for, and when warranted grant, waivers under such Code.

•	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

•	The Committee shall make nominations for membership on the Board’s Audit, Governance and other committees that exist from time to time and shall review assignments to all standing committees at least annually.

•	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Committee Governance.

If the Board has not already appointed a chairperson of the Committee, the members of the Committee shall elect among them a chairperson.  The Committee shall meet as often as its responsibilities and functions require.  The Committee may meet in person, by telephone or any other means by which all participants can hear (or see immediate transcripts of) each other’s oral input.  Meetings of the Committee shall be held at such times and locations as its members determine.  The members of the Committee shall determine whether or not to record minutes of any meeting of the Committee.

Adopted: November 9, 2005

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APPENDIX B

BENEFICIAL OWNERS OF MORE THAN 5% OF ANY FUND

As of June 10, 2016, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund, as described. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Fund	Name and Address	Percentage of Ownership
State Street Navigator Securities Lending TIAA-CREF Short Term Lending Portfolio	TIAA-CREF College Retirement Equities Fund 730 Third Avenue New York, NY 10017	34.33%
	TIAA-CREF 730 Third Avenue New York, NY 10017	65.67%
State Street Navigator Securities Lending MET Portfolio	Metlife c/o Mr. Peter Duffy 501 Boylston Street, 7th Floor Boston, MA 02116	100.0%

Since the beginning of the Funds’ most recently completed fiscal year, no Trustee or Nominee has purchased or sold securities of the Adviser or any of its parents or subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Adviser or any of its respective parents or subsidiaries.

As of the Record Date, the Trustees and officers as a group owned, of record and beneficially, less than 1% of the outstanding shares of each Fund.

As of the Record Date, each of the Trustees, Nominees and named executive officers owned, of record and beneficially, less than 1% of the outstanding shares of each Fund.

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APPENDIX C

SHARES ISSUED AND OUTSTANDING (BY FUND)

The following table sets forth the number of shares of each Fund issued and outstanding as of the Record Date:

Fund	Shares Outstanding
State Street Navigator Securities Lending Prime Portfolio	22,050,905,588.430
State Street Navigator Securities Lending Prime Portfolio II	0.000
State Street Navigator Securities Lending TIAA-CREF Short Term Lending Portfolio	2,875,844,251.319
State Street Navigator Securities Lending MET Portfolio	7,749,586,102.209

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PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5909

EVERY VOTE IS IMPORTANT!

Vote by Internet

Please go to the electronic voting site at **www.2voteproxy.com/navigator**. Follow the on-screen instructions.

Vote by Telephone

Please call us toll-free at **1-800-830-3542**, and follow the recorded instructions.

Vote by Mail

Mark, sign and date your proxy card and return it promptly in the envelope provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR
PO BOX 55909
BOSTON MA 02205-5908

State Street Navigator Securities Lending Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JULY 26, 2016

This proxy is solicited on behalf of the Board of Trustees of State Street Navigator Securities Lending Trust (the "Trust") for use at a special meeting of shareholders of the Trust (the "Special Meeting") to be held at 9:00 a.m., local time, on July 26, 2016 at One Lincoln Street, Boston, Massachusetts 02111-2900.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.2voteproxy.com/navigator.

The undersigned hereby appoints Ellen Needham and H. Owen Nichols, and each of them separately, with full power of substitution, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any all adjournments and postponements thereof, all units of beneficial interest in the Trust that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. **In the absence of specification, each properly executed proxy will be treated as granting authority to vote FOR the election of all Nominees.**

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, trustee or guardian, or as a custodian for a minor, please give FULL title of such. If a corporation, please give FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

Signature

Signature (Joint Owners)

Date

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